Exhibit 10.3
                              DECLARATION OF TRUST

     Know All Men By These Presents that Terry G. Cook of Suite U-13, 601 W. Broadway, Vancouver, B.C.V5Z-4C2, does hereby declare that title to the mineral claims shown below are held in the name of Terry G. Cook but that all these claims are held in trust for Dakota Mining & Exploration Ltd of Suite U-13 - 601-W. Broadway, Vancouver, B.C. V5Z-4C2.The claims are:

 WAY I CLAIM:

     The WAY 1 claim is a mineral claim located 23 kilometers north of Vernon and 15 kilometers south southwest of Falkland in the Okanagan region of south-central British Columbia.

     The Way 1 mineral claim consists of 20 units in the Vernon Mining Division (Tenure # 365255).

 BANJO I CLAIM:

     The Banjo I claim is a claim located 21 kilometers north of Vernon and 16 kilometers south southwest of Falkland in the Okanagan region of south-central British Columbia.

     The Banjo I mineral claim consists of 20 units in the Vernon Mining Division (Tenure # 366334).

 BANJO II CLAIM:

     The Banjo II claim is a claim located 21 kilometers north of Vernon and 16 kilometers south southwest of Falkland in the Okanagan region of south-central British Columbia.

     The Banjo II mineral claim consists of 20 units in the Vernon Mining Division (Tenure # 366335).

          Terry G. Cook has no interest whatsoever in the said mineral claims other than that of a bare trustee and that any distribution whether income or capital and whether in cash or otherwise, and any rights in respect of the said mineral claims do not in any manner belong to Terry G. Cook, but are the property of the said Dakota Mining & Exploration Ltd.

          Terry G. Cook does hereby declare that the said shares are held in the name of Terry G. Cook solely as a matter of convenience.

          DATED for reference the 18th day of Oct 1998.


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 SIGNED, SEALED and DELIVERED


                                                  /s/ Terry G. Cook
                                                  ------------------------------
 By Terry G. Cook in                                       Terry G. Cook
 the presence of:


 /s/ Michael Dufton
 ------------------------------
 Witness
 Michael Dufton